                    AMENDMENT TO SECURITIES LENDING AGREEMENT

         AMENDMENT {"Amendment"), dated October 01, 2002, to the securities lending agreement ("Lending Agreement"), dated December 22, 1998, between JPMorgan Chase Bank ("JPMorgan") (formerly The Chase Manhattan Bank) and each of the Delaware registered investment companies listed on Schedule A to the Lending Agreement (each a "Lender").

         For good and valuable consideration, the receipt of which is hereby acknowledged, it's hereby agreed between JPMorgan and each Lender as follows:

1. Existing Schedule A to the Lending Agreement is hereby deleted and the Schedule A annexed hereto is substituted thereof.

2. Notwithstanding the foregoing, the Lending Agreement shall continue with full force and effect as respects Loans by any Lender outstanding as of the effective date hereof, which Loans, however, shall be terminated as soon as reasonably practicable in the case of any Lender appearing on deleted Schedule A but not on substituted Schedule A.

3. Except expressly amended by this Amendment, the Lending Agreement shall remain in full force and effect in accordance with its terms.

4. All references to the Lending Agreement in the Agreement or any other document executed or delivered in connection therewith shall, from an after the effective date of this Amendment, be deemed to be references to the Lending Agreement, as amended hereby, unless the context expressly requires otherwise.

5. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

6. This Amendment shall be governed by an construed in accordance with the laws of the State of New York, without giving effect to its principles of conflict of laws.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first-above written.

JPMorgan Chase Bank                          DELAWARE INVESTMENTS FAMILY OF
(formerly The Chase Manhattan Bank)          FUNDS

By:  /s/ Christopher Martin                  By:  /s/ David K. Downes
     ----------------------                       --------------------------------------
Name:    Christopher Martin                  Name:    David K. Downes
Title:   Vice President                      Title:   President/Chief Executive Officer/
Date:    October 2, 2002                              Chief Financial Officer
                                             Date:    October 10, 2002

                                                     Schedule A
                                                     ----------

                                        Schedule of Accounts Eligible for Lending

Currently Lending:
                                                                                                            ------------
   *Domestic                                                                                                  Approved
   ---------                                                                                                ------------
     Titan                                                                                                   Yes    No
     -----                                                                                                  ------ -----
     P50665                                                VIP LARGE CAP VALUE SERIES                          X
                                                                                                             ------ -----
     P50669                                                VIP BALANCED SERIES                                 X
                                                                                                             ------ -----
     P50670                                                VIP GROWTH OPPORTUNITIES SERIES                     X
                                                                                                             ------ -----
     P50671                                                DELAWARE DELCHESTER FUND                            X
                                                                                                             ------ -----
     P50672                                                VIP TREND SERIES                                    X
                                                                                                             ------ -----
     P50676                                                DELAWARE BALANCED FUND                              X
                                                                                                             ------ -----
     P50677                                                DELAWARE DEVON FUND                                 X
                                                                                                             ------ -----
     P50684                                                DELAWARE GROWTH OPPORTUNITIES FUND                  X
                                                                                                             ------ -----
     P50685                                                DELAWARE SMALL-CAP VALUE FUND                       X
                                                                                                             ------ -----
     P82406                                                DELAWARE TREND FUND                                 X
                                                                                                             ------ -----
     P82404                                                DELAWARE DECATUR EQUITY INCOME FUND                 X
                                                                                                             ------ -----
     P82405                                                DELAWARE GROWTH & INCOME FUND                       X
                                                                                                             ------ -----
     P50679                                                DELAWARE REIT FUND                                  X
                                                                                                             ------ -----
     P50673       (Subject to Restriction 1)               VIP SMALL CAP VALUE SERIES                          X
                                                                                                             ------ -----
     P50683                                                DELAWARE INVESTMENTS DIVIDEND AND INCOME            X
                                                                                                             ------------


                                                                                                             ------------
 *International                                                                                                Approved
 --------------                                                                                              ------------
     Titan                                          GTI                                                       Yes    No
     -----                                          ---                                                      ------ -----
     P81294                                        7689    VIP INTERNATIONAL EQUITY SERIES                     X
                                                                                                             ------ -----
     P81295                                        7690    DPT INTERNATIONAL EQUITY PORTFOLIO                  X
                                                                                                             ------ -----
     P81296                                        7691    DPTGLOBAL FIXED INCOME PORTFOLIO                    X
                                                                                                             ------ -----
     P81297                                        7692    DPT LABOR SELECT INT'L EQUITY PORTFOLIO             X
                                                                                                             ------ -----
     P81298                                        7693    DELAWARE  INTERNATIONAL VALUE EQUITY FUND           X
                                                                                                             ------ -----
     P81776       (Subject to Restriction 2)       9849    DPT EMERGING MARKETS PORTFOLIO                      X
                                                                                                             ------ -----
     P82424                                        13852   DELAWARE GLOBAL DIVIDEND AND INCOME FUND            X
                                                                                                             ------------